Exhibit 99.1

Lucy Scientific Discovery Files Amendment with Health Canada to
Expand its List of Controlled Substances to Include Cocaine and
Heroin; This Expansion Represents an Effort to Supply Harm
Reduction Programs Around the World

VICTORIA, British Columbia, February 16, 2023 — Lucy Scientific Discovery Inc. (“Lucy” or the “Company”) [NASDAQ:LSDI], an early-stage psychedelics manufacturing company that is focused on becoming the premier research, development, and manufacturing organization for the emerging psychotropics-based medicines industry, announced today that it has filed an amendment to its current Dealer’s License with Health Canada to add cocaine and heroin, among others to the list of approved substances that it is authorized to manufacture.

The shift toward a public health response to the drug crisis will provide greater opportunities for people who use substances to connect with a growing range of harm reduction and treatment options. Currently, Lucy focuses on the development of psychedelic drugs for research purposes and hopes to supply safe access programs in the future. The Company has licenses to manufacture several controlled substances, including Psilocybin; MDMA; LSD; Psilocin; N,N-DMT; Mescaline; and 2C-B.

“We look forward to a time when Lucy can safely supply harm reduction programs globally, aiming to reduce lethal and or negative consequences associated with adulterated drug supply, particularly considering that fentanyl overdose is the leading cause of deaths among 18 to 45-year-olds in the United States,” said Chris McElvany, the Company’s CEO. “It’s time to realize that the failed war on drugs has caused additional harm to the masses worldwide, and harm reduction programs will lead to less death and more treatment options in the long term.”

Following its IPO, Lucy believes that it is well-positioned to continue positively impacting the field of psychedelic medicine.

About Lucy Scientific Discovery Inc.

Lucy Scientific Discovery Inc. [NASDAQ:LSDI] an early-stage psychedelics manufacturing company that is focused on becoming the premier research, development, and manufacturing organization for the emerging psychedelics-based medicines industry. Lucy maintains a Controlled Drugs and Substances Dealer’s License under Part J of the Food and Drug Regulations promulgated under the Food and Drugs Act (Canada), more commonly known as a Dealer’s License, that was issued to Lucy by Health Canada’s Office of Controlled Substances. This Dealer’s License authorizes the Company to develop, sell, deliver, and manufacture (through extraction or synthesis) certain pharmaceutical-grade active pharmaceutical ingredients, or APIs, used in controlled substances and their raw material precursors.

For more information about the Company, please visit https://www.lucyscientific.com/

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements concerning the Company’s business, operations and financial performance, as well as the Company’s plans, objectives and expectations for its business operations and financial and condition. These forward-looking statements relate to future events or to the Company’s future financial performance and involve known and unknown risks, uncertainties and other important factors that are in some cases beyond the Company’s control, and may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “should,” “expect,” “plan,” “aim,” “seek,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “forecast,” “potential” or “continue” or the negative of these terms or other similar expressions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition, and results of operations. These forward-looking statements speak only as of the date of this press release and are subject to a number of risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond our control. These and other risks and uncertainties are described more fully in the “Risk Factors” section of our most recent registration statement on Form S-1 that was filed with the Securities and Exchange Commission, a copy of which is available at www.sec.gov. You should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur, and the Company’s actual results could differ materially from those projected in the forward-looking statements. Moreover, we operate in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for us to predict all risk factors and uncertainties that we may face. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Media Contact:

Lucas Wentworth

Lucas@NisonCo.com

NisonCo Public Relations

Investor Contact Information:

Addo Investor Relations
lucyscientific@addo.com